UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

3081 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0025 par value	NPTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Introductory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2021, NeoPhotonics Corporation, a Delaware corporation (the “Company” or “NeoPhotonics”) entered into an Agreement and Plan of Merger, dated as of November 3, 2021 (the “Merger Agreement”), with Lumentum Holdings Inc. (“Lumentum”), and Neptune Merger Sub, Inc., a wholly owned subsidiary of Lumentum (“Merger Sub”).

On August 3, 2022, (the “Closing Date”), Lumentum completed its acquisition of NeoPhotonics through the consummation of the Merger. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of NeoPhotonics common stock (“NeoPhotonics Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares of NeoPhotonics Common Stock owned by Lumentum, NeoPhotonics or any direct or indirect wholly owned subsidiary of Lumentum or NeoPhotonics, in each case immediately prior to the Effective Time, and (ii) shares of NeoPhotonics Common Stock that are issued and outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of adoption of the Merger Agreement or consented thereto in writing and who has properly exercised appraisal rights of such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware) was automatically cancelled and converted into the right to receive $16.00 in cash, without interest (the “Merger Consideration”).

Pursuant to the terms of the Merger Agreement, (i) each NeoPhotonics restricted stock unit award (or portion thereof), that was outstanding and vested immediately prior to the Effective Time (including any portion that vested as a result of the Merger) (each, a “Cancelled NeoPhotonics RSU”) was automatically cancelled and converted into the right to receive the Merger Consideration with respect to each share of NeoPhotonics Common Stock underlying such Cancelled NeoPhotonics RSU, less applicable tax withholding, and (ii) each NeoPhotonics restricted stock unit award (or portion thereof) that was outstanding and unvested as of immediately prior to the Effective Time (and did not vest as a result of the Merger) was assumed by Lumentum (each, an “Assumed NeoPhotonics RSU”). Each Assumed NeoPhotonics RSU is subject to substantially the same terms and conditions as applied to the related award of the NeoPhotonics restricted stock unit award immediately prior to the Effective Time, including the same vesting schedule, except that the number of shares of common stock of Lumentum subject to each Assumed NeoPhotonics RSU is equal to the product of (A) the number of shares of NeoPhotonics Common Stock underlying such unvested NeoPhotonics restricted stock unit award as of immediately prior to the Effective Time, multiplied by (B) the quotient obtained by dividing (i) the Merger Consideration by (ii) the average closing sale price for a share of common stock of Lumentum, rounded to the nearest one-tenth of a cent, as reported on Nasdaq for the 10 most recent trading days ending on the last trading day immediately prior to the Effective Time (the “Equity Award Exchange Ratio”), rounded down to the nearest whole share.

Pursuant to the terms of the Merger Agreement, (i) each NeoPhotonics performance restricted stock unit award (or portion thereof), that was outstanding and vested immediately prior to the Effective Time (or vested as a result of the Merger) (each, a “Cancelled NeoPhotonics PRSU”) was automatically cancelled and converted into the right to receive the Merger Consideration with respect to each share of NeoPhotonics Common Stock that would have been issued to the holder of such Cancelled NeoPhotonics PRSU pursuant to the terms of the NeoPhotonics performance restricted stock unit award agreement for which the determination of the achievement of the applicable performance objectives was not yet determined as of the Effective Time, and (ii) each NeoPhotonics performance restricted stock unit award (or portion thereof) that was outstanding and unvested as of immediately prior to the Effective Time (and did not vest as a result of the Merger) (each, an “Assumed NeoPhotonics PRSU”), was assumed by Lumentum. Each Assumed NeoPhotonics PRSU is subject to substantially the same terms and conditions as applied to the related award of the NeoPhotonics performance restricted stock units immediately prior to the Effective Time, including the vesting schedule applicable thereto, except that the number of shares of common stock of Lumentum subject to each Assumed NeoPhotonics PRSU is equal to the product of (A) the number of shares of NeoPhotonics Common Stock underlying such unvested NeoPhotonics performance restricted stock unit award as of immediately prior to the Effective Time multiplied by (B) the Equity Award Exchange Ratio, rounded down to the nearest whole share.

Pursuant to the terms of the Merger Agreement, (i) each NeoPhotonics option (or portion thereof), that was outstanding and vested immediately prior to the Effective Time (or vested as a result of the Merger) (each, a “Cancelled NeoPhotonics Option”) was automatically cancelled and converted into the right to receive, for each share of NeoPhotonics Common Stock underlying such Cancelled NeoPhotonics Option, a cash payment, less applicable tax withholding, equal to the excess (if any) of: (A) the Merger Consideration less (B) the exercise price per share of such Cancelled NeoPhotonics Option, and (ii) each NeoPhotonics option (or portion thereof) that was outstanding and unvested as of immediately prior to the Effective Time (and did not vest as a result of the Merger) was assumed by Lumentum (each, an “Assumed NeoPhotonics Option”). Each Assumed NeoPhotonics Option is subject to substantially the same terms and conditions as applied to the related NeoPhotonics option immediately prior to the Effective Time, including the same vesting schedule applicable thereto, except that (A) the number of shares of common stock of Lumentum subject to each Assumed NeoPhotonics Option is equal to the product of (x) the number of shares of NeoPhotonics Common Stock underlying such unvested NeoPhotonics option as of immediately prior to the Effective Time multiplied by (y) ) the Equity Award Exchange Ratio, rounded down to the nearest whole share, and (B) the exercise price of such Assumed NeoPhotonics Option will equal (x) the exercise price of such unvested NeoPhotonics Option immediately prior to the Effective Time, divided by (y) the Equity Award Exchange Ratio, rounded up to the nearest cent.

Pursuant to the terms of the Merger Agreement, each NeoPhotonics stock appreciation unit (or portion thereof), that was outstanding and vested immediately prior to the Effective Time (each, a “Cancelled NeoPhotonics SAU”) was automatically cancelled and converted into the right to receive, with respect to each share of NeoPhotonics Common Stock underlying such Cancelled NeoPhotonics SAU, a cash payment equal to the excess of: (A) the Merger Consideration, less (B) the exercise or base price per share of such Cancelled NeoPhotonics SAU, less applicable tax withholding.

The foregoing description of the Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 8, 2021 and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the Merger, the Company terminated that certain Amended and Restated Credit Agreement, dated as of June 29, 2021 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of January 14, 2022, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date thereof, the “Credit Agreement”), by and among the lenders party thereto from time to time (each, individually, a “Lender” and, collectively, the “Lenders”), Wells Fargo Bank, National Association, a national banking association, as administrative agent for each member of the Lender Group (as that term is defined in the Credit Agreement) and the Bank Product Providers (as that term is defined in the Credit Agreement), and NeoPhotonics, as borrower. The disclosure under the Introductory Note is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, on the Closing Date, the Merger was completed. Upon the consummation of the Merger, NeoPhotonics became a wholly owned subsidiary of Lumentum. The disclosure under the Introductory Note is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, on August 3, 2022 NeoPhotonics (i) notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that the NYSE (A) suspend trading of the shares of NeoPhotonics Common Stock on the NYSE and (B) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to effect the delisting shares of NeoPhotonics Common Stock from the NYSE and to deregister shares of NeoPhotonics Common Stock under Section 12(b) of the Exchange Act. As a result, NeoPhotonics Common Stock will no longer be listed on the NYSE. In addition, NeoPhotonics intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting that NeoPhotonics reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended. The disclosure under the Introductory Note and Items 2.01 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, each holder of NeoPhotonics Common Stock prior to completion of the Merger ceased to have any rights as stockholders of NeoPhotonics other than the right to receive the Merger Consideration in accordance with the Merger Agreement. The disclosure under the Introductory Note and Items 2.01, 3.01 and 5.03 is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The disclosure under the Introductory Note and Items 2.01, 3.01, 5.02 and 5.03 is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and NeoPhotonics became a wholly owned subsidiary of Lumentum.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure under the Introductory Note and Item 2.01 is incorporated herein by reference.

Effective as of the Effective Time, all of the directors of NeoPhotonics ceased serving as directors of NeoPhotonics. Pursuant to the Merger Agreement, as of the Effective Time, Judy Hamel and Matt Sepe, the directors of Merger Sub immediately prior to the Effective Time, became the directors of NeoPhotonics as the surviving entity of the Merger.

Effective as of the Effective Time, all of the officers of NeoPhotonics ceased serving in their capacity as officers of NeoPhotonics. Pursuant to the Merger Agreement, as of the Effective Time, Judy Hamel and Matt Sepe, the officers of Merger Sub immediately prior to the Effective Time, became the officers of NeoPhotonics as the surviving entity of the Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the Merger Agreement, effective as of the Effective Time, the amended and restated certificate of incorporation of NeoPhotonics and the amended and restated bylaws of NeoPhotonics were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1(1)(2)	Agreement and Plan of Merger, dated as of November 3, 2021.

3.1	Amended and Restated Certificate of Incorporation of NeoPhotonics Corporation.

3.2	Amended and Restated Bylaws of NeoPhotonics Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)

Previously filed as Exhibit 2.1 to the Company’s Periodic Report on Form 8-K (File No. 001-35061), filed with the Securities and Exchange Commission on November 8, 2021, and incorporated herein by reference.

(2)	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplemental copies of any omitted schedules to the SEC upon its request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEOPHOTONICS CORPORATION

Date: August 3, 2022	By:	/s/ Elizabeth Eby
Elizabeth Eby
Senior Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)